                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                SCHEDULE 14A
                                (RULE 14-101)

                          SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)).

[X] Definitive Proxy Statement.

[ ] Definitive Additional Materials.

[ ] Soliciting Material Pursuant to Section 240.14a-12.

                         K-V PHARMACEUTICAL COMPANY
                (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                         K-V PHARMACEUTICAL COMPANY
                           2503 SOUTH HANLEY ROAD
                          ST. LOUIS, MISSOURI 63144

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 4, 2006


                                                       ST. LOUIS, MISSOURI
                                                             JUNE 26, 2006

         The 2006 Annual Meeting of Stockholders (the "Annual Meeting") of K-V Pharmaceutical Company (the "Company") will be held on August 4, 2006, at 9:00 A.M., Central Daylight Savings Time, at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

         1. To elect three (3) Class B directors, to hold office for three years and until their successors are elected and qualified;

         2. To ratify the selection of KPMG LLP to serve as the Company's independent registered public accounting firm; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on June 8, 2006, will be entitled to notice of and vote at the Annual Meeting or at any adjournment thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares registered in the name of each stockholder, will be open during usual business hours to the examination of any stockholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the principal office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

         A copy of the 2006 Annual Report to Stockholders is enclosed.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    RONALD J. KANTERMAN, ASSISTANT SECRETARY

         Whether or not you intend to be present at the meeting, please mark, sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return addressed envelope is enclosed for your convenience.

                         K-V PHARMACEUTICAL COMPANY
                           2503 SOUTH HANLEY ROAD
                          ST. LOUIS, MISSOURI 63144

                               PROXY STATEMENT

                           SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the "Company") for use at the Annual Meeting of Stockholders to be held on August 4, 2006, or any adjournment thereof (the "Annual Meeting"). Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation of proxies will be paid by the Company and will also include reimbursement paid to brokerage firms and others for their reasonable out-of-pocket expenses of forwarding solicitation material to their principals. Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and form of proxy were first mailed to stockholders on or about June 26, 2006.


                             REVOCATION OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Assistant Secretary of the Company in writing, provided that your notice of revocation is actually received by the Assistant Secretary prior to the voting of the proxy.
                                 RECORD DATE

         Stockholders of record at the close of business on June 8, 2006, will be entitled to vote at the Annual Meeting.

                     ACTION TO BE TAKEN UNDER THE PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Marc S. Hermelin and Gerald R. Mitchell, or the one of them who acts, will vote:

1. FOR the election of David S. Hermelin, Jonathon E. Killmer and Gerald R. Mitchell as the Class B directors of the Company, to hold office for three years and until their respective successors have been duly elected and qualified;

2. FOR the ratification of the engagement of KPMG LLP as the Company's independent registered public accounting firm; and

3. In their discretion on the transaction of such other business as may properly come before the Annual Meeting.

         David S. Hermelin and Gerald R. Mitchell are presently directors, and Jonathon E. Killmer has been nominated as a director by our Board of Directors. Should any nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause any nominee to be unavailable for election or to decline to serve.

                   SECURITY OWNERSHIP OF PRINCIPAL HOLDERS
                               AND MANAGEMENT

         On June 8, 2006, there were 36,974,977 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), outstanding and 12,524,759 shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock" and collectively, with the Class A Common Stock, the "Common Stock"), outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Common Stock is entitled to one-twentieth of one vote (or 1,848,749 votes if all outstanding shares of Class A Common Stock are voted), and each share of Class B Common Stock is entitled to one vote on all matters to come before the Annual Meeting. There are no cumulative voting rights for Class A Common Stock or Class B Common Stock.

         Under applicable state law and the provisions of the Company's Certificate of Incorporation and Bylaws: (1) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, and (2) the vote required for the ratification of KPMG LLP as the Company's independent registered public accounting firm and all other matters that may come before the Annual Meeting generally is the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at a meeting of stockholders and entitled to vote. Except as otherwise required by law, in all voting, holders of Class A Common Stock and Class B Common Stock vote as a single class.

         Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as "broker non-votes."

         Based on the above:

         o With respect to the election of directors, shares present at the meeting that abstain or shares represented by proxies that are marked "WITHHOLD AUTHORITY" will be

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              considered in determining whether the requisite number of
              affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of a director and, therefore, will likewise have no effect.

         o With respect to all other matters, shares present at the meeting that abstain (including proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter. Broker non-votes will not be treated as shares present at the meeting as to such matter voted on and, therefore, will have no effect.

         Votes will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of June 8, 2006 with respect to each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Class A or Class B Common Stock.

   NAME AND ADDRESS                                              AMOUNT AND NATURE        PERCENT OF    PERCENT OF
   OF BENEFICIAL OWNER                     TITLE OF CLASS       OF BENEFICIAL OWNER        CLASS A        CLASS B
   -------------------                     --------------       -------------------        -------        -------
   Neuberger Berman, Inc. (1)              Class A                   5,719,374              15.5%          -- %
   605 Third Avenue                        Common Stock
   New York, NY  10158

   S.A.C. Capital Management, LLC (2)      Class A                   1,967,400               5.3%          -- %
   72 Cummings Point Road                  Common Stock
   Stamford, CN 06902

-------------------------
(1) As reflected on the Schedule 13G dated December 31, 2005, filed by Neuberger Berman, Inc. ("NBI"). Shares reported by NBI were reported as being beneficially owned by its subsidiaries, Neuberger Berman, LLC and Neuberger Berman Management Inc., Neuberger Berman Genesis Fund Portfolio (the "Genesis Portfolio") of which Neuberger Berman, LLC serves as sub advisor and Neuberger Berman Management Inc. serves as investment manager, and Neuberger Berman Equity Funds that make up the Genesis Portfolio. NBI reported sole voting power of 281,762 Class A shares; shared voting power of 3,676,540 Class A shares; no sole dispositive power; and shared dispositive power of 5,719,374 Class A Shares.

(2) As reflected on the Schedule 13G dated January 6, 2006, filed by S.A.C. Capital Management ("S.A.C."). Shares reported by S.A.C. were reported as being beneficially owned by its subsidiaries, S.A.C. Capital Management, LLC, Sigma Capital Management, LLC, and Sigma Capital Associates, and Steven A. Cohen who controls each of the S.A.C. Capital Advisors, S.A.C. Capital Management and Sigma Capital. S.A.C. reported no sole voting power of Class A shares; shared voting power of 1,967,400 Class A shares; no sole dispositive power; and shared dispositive power of 1,967,400 Class A Shares.

                      SECURITY OWNERSHIP OF MANAGEMENT

         Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of June 8, 2006, the beneficial ownership of (1) each of the named executive officers named in the Summary Compensation Table, (2) each present director and nominee for director of the Company and
(3) all present directors and executive officers as a group of all of our shares of Class A Common Stock and Class B Common Stock. Unless otherwise noted, voting and dispositive power relating to the shares described below is exercised solely by the listed beneficial owner. The individuals named have furnished this information to us.



                                           AMOUNT OF                            AMOUNT OF
                                          BENEFICIAL                            BENEFICIAL
                                          OWNERSHIP-         PERCENT OF         OWNERSHIP-         PERCENT OF
          NAME AND ADDRESS             CLASS A STOCK (a)     CLASS A (b)    CLASS B STOCK (a)     CLASS B (b)
          ----------------             -----------------     -----------    -----------------     -----------
Shares beneficially attributed to
Marc S. Hermelin pursuant to trusts:

     Lawrence Brody, Minnette           1,349,072 (c)             3.6%        2,077,312 (c)           16.6%
     Hermelin and Marc S.
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

     Lawrence Brody, Arnold L.          1,423,690 (d)             3.9%        2,082,375 (d)           16.6%
     Hermelin and Marc S.
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

     Lawrence Brody, Marc S.            1,394,303 (e)             3.8%        2,029,615 (e)           16.2%
     Hermelin and David S.
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

Marc S. Hermelin, individually owned      435,636                 1.2%        1,316,613               10.4%
                                          -------                             ---------

           Total shares attributable    4,602,701                12.5%        7,505,915               59.8%
           to Marc S. Hermelin

(table continued on next page)



                                     5


                                           AMOUNT OF                            AMOUNT OF
                                          BENEFICIAL                            BENEFICIAL
                                          OWNERSHIP-         PERCENT OF         OWNERSHIP-        PERCENT OF
          NAME AND ADDRESS             CLASS A STOCK (a)     CLASS A (b)    CLASS B STOCK (a)     CLASS B (b)
          ----------------             -----------------     -----------    -----------------     -----------
Shares beneficially attributed to
David S. Hermelin pursuant to a
trust:

     Lawrence Brody, Marc S.            1,394,303 (e)             3.8%        2,029,615 (e)           16.2%
     Hermelin and David S.
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

David S. Hermelin, individually            15,375                 *              82,875                *
owned                                      ------                                ------

Total shares attributable               1,409,678                 3.8%        2,112,490               16.8%
           to David S. Hermelin

Alan G. Johnson (f)                       175,436                 *               3,500                *

Gerald R. Mitchell                         40,518                 *              79,463                *

Victor M. Hermelin (g)                        ---                 *              94,896                *

Jean M. Bellin                                500                 *               7,000                *

Norman D. Schellenger                         500                 *               1,000                *

Kevin S. Carlie                             1,500                 *              14,050                *

Terry B. Hatfield                             500                 *               4,000                *

David A. Van Vliet                            500                 *               4,000                *

Jonathon E. Killmer                           ---               ---                 ---              ---

Raymond F. Chiostri                        28,875                 *              57,375                *

Michael S. Anderson                        64,600                 *                 ---                *

Jerald J. Wenker                           23,000                 *                 ---                *

All current directors and executive     4,954,005(h)             13.3%        7,854,074(h)            62.0%
officers as a group (13 individuals)

---------------------
*   Less than one percent

                                     6


(a) Includes the following shares that were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after June 8, 2006.



                                                           SHARES OF CLASS A         SHARES OF CLASS B
                                                             COMMON STOCK               COMMON STOCK
                                                             ------------               ------------
         Marc S. Hermelin ...................                  250,000                     96,450
         Victor M. Hermelin..................                       -0-                        -0-
         Gerald R. Mitchell..................                    7,618                      7,368
         Raymond F. Chiostri.................                       -0-                        -0-
         David S. Hermelin...................                       -0-                    30,000
         Norman D. Schellenger...............                      500                      1,000
         Kevin S. Carlie.....................                    1,500                      1,000
         Jean M. Bellin......................                      500                      7,000
         Terry B. Hatfield...................                      500                      4,000
         David A. Van Vliet..................                      500                      4,000
         Jonathon E. Killmer.................                       -0-                        -0-
         Michael S. Anderson.................                   19,876                         -0-
         Jerald J. Wenker....................                   23,000                         -0-
         Alan G. Johnson.....................                    8,750                         -0-

(b) In determining the percentages of shares deemed beneficially owned by each director and officer listed herein, the exercise of all options held by each person that are currently exercisable or will become exercisable within 60 days of June 8, 2006, is assumed.

(c) These shares are held in an irrevocable trust created by another party, the beneficiary of which is Anne S. Kirschner.

(d) These shares are held in an irrevocable trust created by another party, the beneficiary of which is Arnold L. Hermelin.

(e) These shares are held in two irrevocable trusts created by another party, the beneficiaries of which are Marc S. Hermelin (as to 859,178 shares of Class A Common Stock and 1,006,990 shares of Class B Common Stock) and Minnette Hermelin, the mother of Marc S. Hermelin (as to 535,125 shares of Class A Common Stock and 1,022,625 shares of Class B Common Stock).

(f) Based on the latest From 4 dated February 20, 2006 that was filed with the Securities and Exchange Commission.

                                     7


(g)    At a meeting held June 7, 2006, the Board of Directors elected Victor
       M. Hermelin to the non-director position of Founder - Chairman Emeritus, effective as of the Annual Meeting, in recognition of Mr. Hermelin's years of service and many contributions to the Company.

(h) All of such shares are owned, or represented by shares purchasable as set forth in footnote (a), solely by such persons. In determining the percentage of shares deemed beneficially owned by all directors and executive officers as a group, the exercise of all options held by each person which are currently exercisable or exercisable within 60 days of June 8, 2006 is assumed. For such purposes, 37,287,721 shares of Class A Common Stock and 12,675,577 shares of Class B Common Stock are deemed to be outstanding.

         In addition to the 36,974,977 shares of Class A Common Stock outstanding as of June 8, 2006, 40,000 shares of the 7% Preferred Stock are issued and outstanding. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a ratio of 8.4375 shares of Class A Common Stock for each share of 7% Preferred Stock. Other than as required by law, the 7% Preferred Stock has no voting rights. If all shares of the 7% Preferred Stock were converted, the aggregate voting power thereof would be equivalent to the voting power of 16,875 shares of Class B Common Stock.

         In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 50,300,798 shares of Class A Common Stock would be outstanding, and each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table, which includes options exercisable by all directors and executive officers currently or within 60 days after June 8, 2006.



              PROPOSAL 1 - ELECTION OF THREE CLASS B DIRECTORS


                     INFORMATION CONCERNING NOMINEES AND
                       DIRECTORS CONTINUING IN OFFICE

         The Company's Certificate of Incorporation, as amended, and Bylaws, as amended, provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class B Directors expire at the 2006 Annual Meeting. The Board of Directors has nominated David S. Hermelin, Jonathon E. Killmer and Gerald R. Mitchell for a term expiring at the Company's annual meeting of its stockholders in 2009. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class B nominees listed below to serve until the 2009 annual meeting of stockholders.

         The Company's Bylaws, as amended, currently specify that the number of directors shall be no more than nine, as determined by the Board of Directors. Currently the number of directors is nine (9).

         The following table lists, for the nominees for directors and for present directors continuing in office, each such person's principal occupation for at least the past five years, each person's present position with the Company, the year in which each was first elected as a director (each serving continuously since first elected or appointed), the directorship of each person, each person's age and each person's directorships with other companies whose securities are registered with the Securities and Exchange Commission and the class and expiration of such director's term as director.

                            CLASS B: TO BE ELECTED TO SERVE AS DIRECTORS UNTIL 2009

                                                 SERVICE AS A          OCCUPATION, POSITION WITH COMPANY;
NAME                                     AGE     DIRECTOR SINCE        OTHER DIRECTORSHIPS
----                                     ---     --------------        -------------------
David S. Hermelin (a)                     39             2004          Vice President of Corporate Strategy and
                                                                       Operations Analysis of the Company since
                                                                       2002; Vice President of Corporate
                                                                       Planning and Administration from 1995 to
                                                                       2002; Manager of Strategic Planning and
                                                                       Administration from 1993 to 1995;
                                                                       Manager of Business Development from
                                                                       1990 to 1993.

Jonathon E. Killmer                       65             N/A           Retired in 2004; Consultant of Hypercom
                                                                       Corporation, an electronic payment
                                                                       products and services company from 2002
                                                                       to 2004; Chief Operating Officer and
                                                                       Chief Financial Officer of Hypercom
                                                                       Corporation from 1999 to 2002. Senior
                                                                       Vice President, CFO, Treasurer and Chief
                                                                       Administrative Officer of Digi
                                                                       International Inc., a developer and
                                                                       provider of connectivity solutions, from
                                                                       1996 to 1998. Director of Blue Cross
                                                                       Blue Shield of Minnesota since 1999;
                                                                       Emeritus member National Advisory Board
                                                                       of the Salvation Army and Chairman of
                                                                       the Phoenix Salvation Army since 2006
                                                                       and a member of the board since 2001.
                                                                       Retired from PricewaterhouseCoopers in
                                                                       1996 after 32 years, including service
                                                                       as Managing Partner of the St. Louis,
                                                                       Minneapolis and St. Paul offices and
                                                                       member of the governing board of Coopers
                                                                       & Lybrand LLP from 1986 through 1996.

Gerald R. Mitchell (b)                    67             2006          Vice President and Chief Financial Officer
                                                                       of the Company since 1981.




                                     9


                                CLASS A: TO CONTINUE TO SERVE AS DIRECTORS UNTIL 2008

                                                 SERVICE AS A          OCCUPATION, POSITION WITH COMPANY;
NAME                                     AGE     DIRECTOR SINCE        OTHER DIRECTORSHIPS
----                                     ---     --------------        -------------------
Kevin S. Carlie                           51             2001          Member or Partner since 1984 in the
                                                                       Certified Public Accounting Firm of
                                                                       Stone Carlie & Company, LLC, and its
                                                                       predecessors.

Marc S. Hermelin                          64             1973          Vice Chairman of the Board of the
                                                                       Company since 1974; Chief Executive
                                                                       Officer from 1975 to February 1994 and
                                                                       since December 1994. Mr. Hermelin has
                                                                       been appointed Chairman of the Board
                                                                       effective as of the Annual Meeting.

David A. Van Vliet                        51             2004          President and Chief Operating Officer of
                                                                       Angelica Corporation since June 2005;
                                                                       President and CEO of Growing Family,
                                                                       Inc. from 1998 to 2005; President and
                                                                       COO of Growing Family, Inc. from 1996 to
                                                                       1998.


                                CLASS C: TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2007

                                                 SERVICE AS A          OCCUPATION, POSITION WITH COMPANY;
NAME                                     AGE     DIRECTOR SINCE        OTHER DIRECTORSHIPS
----                                     ---     --------------        -------------------
Jean M. Bellin                            56             2003          Former CEO of Mountain View Pharmaceuticals,
                                                                       Inc., a biopharmaceutical company
                                                                       focused on the development of
                                                                       long-acting therapeutic proteins; Vice
                                                                       President of Osteohealth Company and
                                                                       Luitpold Animal Health from 2003 to
                                                                       2004; CEO and Director of New Medical
                                                                       Concepts from 1997 to 2001; Vice
                                                                       President, North America and
                                                                       Intercontinental Operations of UCB
                                                                       Pharma from 1993 to 1996.

Norman D. Schellenger                     74             1998          Director, ProEthics Pharmaceuticals,
                                                                       Inc. since 2004; Retired from 1997 to
                                                                       2004; Vice President of Sales and
                                                                       Marketing of UCB Pharma from 1995 to
                                                                       1996; President of Whitby
                                                                       Pharmaceuticals from 1992 to 1994. Mr.
                                                                       Schellenger has notified the Company
                                                                       that he will not stand for re-election
                                                                       to the Board at the 2007 Annual Meeting.

                                     10



                                                 SERVICE AS A          OCCUPATION, POSITION WITH COMPANY;
NAME                                     AGE     DIRECTOR SINCE        OTHER DIRECTORSHIPS
----                                     ---     --------------        -------------------
Terry B. Hatfield                         58             2004          President of ZeaVision since 2003;
                                                                       Consultant for merger and acquisition
                                                                       transactions from 2001 to 2003;
                                                                       Co-President of Protein Technologies
                                                                       International from 1998 to 2001;
                                                                       Executive Vice President of Global
                                                                       Market Operations of Protein
                                                                       Technologies International from 1994 to
                                                                       1998.

  -------------------------

(a)    David Hermelin is the son of Marc S. Hermelin.

(b) Mr. Mitchell was appointed a Class B director on March 23, 2006 filling the vacancy created by the death of director Alan G. Johnson.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF
               THE NOMINEES FOR CLASS B DIRECTOR NAMED ABOVE.

                INFORMATION CONCERNING THE BOARD OF DIRECTORS

DETERMINATION OF DIRECTOR INDEPENDENCE

         Under the rules of the New York Stock Exchange ("NYSE"), a director of the Company only qualifies as "independent" if our Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Our Board of Directors has established guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director is not considered to have a material relationship with the Company if he or she does not meet any of the exceptions for determining independence under Section 303A.02 of the NYSE Listed Company Manual.

         Our Board of Directors has determined that Messrs. Schellenger, Killmer, Carlie, Bellin, Van Vliet and Hatfield are "independent" as determined under Section 303A.02 of the NYSE Listed Company Manual.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE

         The business and affairs of our Company are overseen by our Board of Directors, which currently consists of nine members.

         During fiscal 2006, the Board of Directors held five meetings, the Audit Committee held six meetings, the Compensation Committee held two meetings and the Nominating and Corporate Governance Committee held three meetings. In addition, the independent directors have scheduled to meet twice annually in conjunction with the regularly scheduled in-person meetings of the Board of Directors and that the presiding director of such meetings shall rotate alphabetically among the independent directors. During the fiscal year, each incumbent director attended no fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during that portion of the 2006 fiscal year during which he was a director and (2) the meetings held during the period by all committees of the Board of Directors on which he served during that portion of the 2006 fiscal year. We encourage each director to attend the Annual Meeting of Stockholders. All but one director were present at the Company's 2005 Annual Meeting of Stockholders. Until June 2004, the Board of Directors took all actions relating to the identification and recommendation of directors as nominees and the compensation of executive officers. In June 2004, the Board of Directors established a Nominating and Corporate Governance Committee to take all actions relating to the identification and recommendation of directors as nominees and a Compensation Committee to take all actions relating to the compensation of executive officers.

         The Board of Directors currently has three standing committees, namely Audit, Compensation, and Nominating and Corporate Governance. Each of these committees is comprised solely of independent directors in accordance with the New York Stock Exchange listing standards. A charter for each committee is available on the Company's website at http://www.kvph.com and can be obtained free of charge at the Company's address appearing on the first page of this proxy statement by written request to the attention of the Assistant Secretary or by telephone at (314) 645-6600.

Audit Committee

         The Company has a standing Audit Committee of the Board of Directors consisting of Kevin S. Carlie, CPA (Chairman), Norman D. Schellenger and Terry B. Hatfield. Mr. Schellenger will no longer serve on the Audit Committee effective as of the Annual Meeting, and Mr. Killmer has been appointed to replace Mr. Schellenger on the Audit Committee effective as of his election as a director at the Annual Meeting. The Company's Board of Directors adopted the Audit Committee's written charter. The Board of Directors has determined that each member of the Audit Committee and Mr. Killmer meet the standards of independence required by the New York Stock Exchange, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board of Directors has determined that Mr. Carlie is financially literate and possesses sufficient accounting or related financial management expertise within the meaning of the listing standards of the New York Stock Exchange and qualifies as an "audit committee financial expert" under the definition set forth in Item 401(h)(2) of Regulation S-K. The Audit Committee annually appoints the Company's independent registered public accounting firm, reviews with the independent registered public accounting firm a plan and scope of the audit and audit fees, meets periodically with representatives of the independent registered public accounting firm, the internal auditors, the Board of Directors and management to monitor the adequacy of reporting, internal controls and compliance with the Company's policies, reviews its annual and interim consolidated financial statements and performs the other functions or duties provided in the Audit Committee Charter. The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable accounting or auditing matters. The Audit Committee Policy on Employee Complaint Procedures for Accounting and Auditing Matters is available on the Company's website at http://www.kvph.com or can be obtained free of charge by written request to the attention of the Assistant Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (314) 645-6600.

Compensation Committee

         The Compensation Committee currently consists of David A. Van Vliet (Chairman) and Norman D. Schellenger, and these were the only two individuals that served on the Compensation Committee during the Company's last fiscal year. The Board of Directors has determined that Mr. Schellenger and Mr. Van Vliet are independent directors as defined by the New York Stock Exchange. The Compensation Committee's responsibilities include (1) reviewing the Company's compensation policy, (2) reviewing and evaluating the competitiveness of the total compensation of the Company's executive officers, (3) determining and approving the Chief Executive Officer's compensation based on an evaluation of the Chief Executive Officer's performance and the Company's performance, and (4) approving and administering the Company's compensation and equity-based incentive plans and authorizing grants or awards under these plans.

Nominating and Corporate Governance Committee

         The Nominating and Corporate Governance Committee currently consists of Terry B. Hatfield (Chairman) and Kevin S. Carlie. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent and meets the definition of independence adopted by the New York Stock Exchange. The Nominating and Corporate Governance Committee is responsible for: (1) establishing standards for the functioning of the Board of Directors and evaluating the overall functioning and performance of the Board of Directors and its Committees, (2) identifying and recommending individuals qualified to become directors and selecting, or recommending to the Board of Directors to select, the director nominees for the annual meetings of stockholders, (3) developing and overseeing the Company's Corporate Governance Guidelines, and (4) other matters of corporate governance.

         The Nominating and Corporate Governance Committee will accept for consideration stockholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Assistant Secretary of the Company at its address appearing on the first page of this Proxy Statement. The Nominating and Corporate Governance Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee. Jonathon E. Killmer was recommended to the Nominating and Corporate Governance Committee by an executive officer. Irrespective of how a candidate may be brought to the Nominating and Corporate Governance Committee's attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate directors. Chosen candidates are extended an invitation to join the Board of Directors and, if the candidate accepts, is formally nominated for election by stockholders.

         The Board of Directors has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These Corporate Governance Guidelines establish certain criteria, experience and skills requirements for potential candidates. There are no established term limits for service as a director of the Company. In general, it is expected that each director of the Company will have the highest personal and professional ethics and integrity and be devoted to representing the interests of the Company and its stockholders. In addition, it is expected that the Board of Directors as a whole will be made up of individuals with diverse experiences in business, government, education and technology. The Company's Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines are available on its website at http://www.kvph.com and can be obtained free of charge by written request to the attention of the Assistant Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (314) 645-6600.

Standards of Business Ethics Policy

         All employees of the Company, including its Chief Executive Officer, its Chief Financial Officer and other principal finance and accounting officers, are required to comply with the Company's Standards of Business Ethics Policy to ensure that the Company's business is conducted in a legal and ethical manner. The Company's Standards of Business Ethics Policy covers all areas of professional conduct, including employment policies and practices, conflicts of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Employees and Directors are required to report any suspected violations of our Standards of Business Ethics Policy. The Company, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company's Standards of Business Ethics Policy can be reviewed on the Company's website, http://www.kvph.com, or by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of the Assistant Secretary, or by telephone at (314) 645-6600.

         The Company has also established a Senior Executives Code of Ethics as a supplement to the Standards of Business Ethics Policy. The Senior Executives Code of Ethics applies to the Chief Executive Officer, Chief Financial Officer, Vice President Finance, principal accounting officer and any other officer of the Company serving in a finance, accounting, treasury, tax or investor relations role. The Senior Executives Code of Ethics requires each of such officers to provide accurate and timely information related to the Company's public disclosure requirements. The Company's Senior Executives Code of Ethics can be reviewed on the Company's website, http://www.kvph.com. The Company intends to post any amendment to, or waiver of, the Senior Executives Code of Ethics on its website.

COMPENSATION OF DIRECTORS

         We pay to the independent directors of the Company a retainer of $15,000 per year, with the exception of the Chairman of the Audit Committee, who receives a retainer of $20,000 per year. We also pay to the independent directors compensation of $1,000 per day for Board of Directors meetings or meetings of committees that the Board of Directors attended, and $500 per meeting attended for telephonic meetings of the Board of Directors or of committees of the Board of Directors. We also pay the ordinary and necessary out-of-pocket expenses incurred by the independent directors for attendance at Board of Directors and Committee meetings. No director who is an employee of the Company received compensation for services rendered as a director. In addition, independent directors, upon appointment, are granted options to acquire 5,000 shares of Class B Common Stock.

                     SECTION 16(a) BENEFICIAL OWNERSHIP
                            REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, the Company's directors and persons who own more than 10% of a registered class of the Company's equity securities to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2006 except that each of Jerald J. Wenker, Michael S. Anderson, David A. Van Vliet, Kevin S. Carlie, Norman P. Schellenger, Terry B. Hatfield, Jean M. Bellin, Gerald R. Mitchell, Richard
H. Chibnall, and Paul T. Brady had one late filing for a Statement of Change in Beneficial Ownership of Securities on Form 4. In addition, each of

Richard H. Chibnall, Michael S. Anderson, Philip J. Vogt, Jerald J. Wenker, Eric D. Moyerman, and Paul T. Brady had one late filing for an Initial Statement of Beneficial Ownership of Securities on Form 3.

                      COMPENSATION COMMITTEE INTERLOCKS
                         AND INSIDER PARTICIPATION;
             TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Since June 2004, the Compensation Committee of the Board of Directors has deliberated and taken any required actions regarding the compensation of the Company's executive officers and reviewed the compensation process for the entire Company.

         Victor M. Hermelin, the Chairman of the Board of the Company (until August 4, 2006), has a license agreement with the Company pursuant to which he has licensed the use of technology subject to a patent application. Royalties paid to him under the terms of this agreement were $167,155 for fiscal year 2006. Also, in fiscal 2006, Victor M. Hermelin received a salary, consulting fees and other compensation of $129,590, $63,486 and $8,884, respectively.

         Marc S. Hermelin, the Vice Chairman and Chief Executive Officer of the Company, is a partner in a partnership that leases certain real property to the Company. Lease payments made by the Company to the partnership for this property during fiscal year 2006 totaled $286,089. The Company believes that the terms and conditions of the transactions with the affiliated person described above were more favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

         David S. Hermelin, the son of Marc S. Hermelin and grandson of Victor M. Hermelin, is a director and is employed by the Company as Vice President, Corporate Strategy and Operations Analysis. For fiscal year 2006, David S. Hermelin received a salary, earned incentive and other compensation of $237,981, $75,000 and $4,083, respectively, from the Company.

         Mitchell I. Kirschner, the brother-in-law of Marc S. Hermelin and son-in-law of Victor M. Hermelin, was formerly employed by the Company as Vice President, New Business Development from July 3, 1974 until January 20, 2006. For fiscal year 2006, Mitchell I. Kirschner received salary and other compensation of $230,113, and $48,020, respectively, from the Company.

         Sarah R. Weltscheff is employed by the Company as Vice President, Administration and Corporate Communications. Ms. Weltscheff and Marc Hermelin are married under religious law. For fiscal 2006, Ms. Weltscheff received a salary, earned incentive and other compensation of $275,072, $106,500, and $7,710, respectively, from the Company. Also, Ms. Weltscheff exercised options in fiscal 2006 to acquire 44,974 shares of Class A Common Stock and 2,203 shares of Class B Common Stock. Using the March 31, 2006 closing price for Class A Common Stock of $24.12 and the March 31, 2006 closing price for Class B Common Stock of $24.10 as the fair value of the stock, Ms. Weltscheff's option exercise resulted in a realized value of $981,333 and $45,492, respectively.

                           EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable by the Company and its subsidiaries for fiscal years ended March 31, 2004, 2005 and 2006 to the Company's Chief Executive Officer and each of the four most highly compensated executive officers (together, the "named executive officers").

                                   SUMMARY COMPENSATION TABLE

                                                             ANNUAL COMPENSATION
                                               ------------------------------------------------
                                                                                    ALL OTHER
                                                                                   COMPENSATION
     NAME AND PRINCIPAL POSITION        YEAR   SALARY ($)        BONUS ($)           ($) (1)
     ---------------------------        ----   ----------        ---------           -------
Marc S. Hermelin                         2006   1,393,290        2,061,440           150,937
Vice Chairman of the Board and           2005   1,096,039        1,488,736           124,959
Chief Executive Officer                  2004   1,015,720        1,991,941 (2)        67,378



Alan G. Johnson (3)                      2006     370,555              ---             7,690
Former Senior Vice President             2005     386,335           50,000            16,825
Strategic Planning and                   2004     371,776           75,000            16,583
Corporate Growth

Jerald J. Wenker                         2006     367,437          110,400             8,217
President of Ther-Rx Corporation         2005     334,341           88,000            13,458
                                         2004         ---              ---               ---

Michael S. Anderson                      2006     308,064           55,000            10,835
Corporate Vice President, Industry       2005     297,750           30,000            11,351
Presence and Development                 2004     288,684           58,000            12,589


Ray F. Chiostri                          2006     280,910           25,000            12,148
Chairman and Chief Executive Officer     2005     271,442           27,000             8,925
of Partical Dynamics, Inc. and Vice      2004     261,312           25,000            11,353
President of the Company

-------------

(1) Consists of Company contributions to the Company's 401(k) plan. The economic value of life insurance premiums and applicable tax gross-up paid by the Company on policies covered by split dollar insurance agreements for the benefit of Marc S. Hermelin, was $140,553, $109,483 and $52,530 for fiscal years 2006, 2005 and
         2004, respectively.

(2) $297,000 of the amount in 2004 was paid in the form of stock options for the purchase of 150,000 shares of Class A Common Stock.

(3)      Mr. Johnson passed away on February 20, 2006.

                       INFORMATION AS TO STOCK OPTIONS

         The following table lists the options to acquire Class A Common Stock issued during fiscal 2006 to any person named in the Summary Compensation Table. No options to acquire Class B Common Stock were issued during fiscal 2006 to any named executive officer.

                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                   (CLASS A COMMON STOCK)
                                                                                                               GRANT DATE
                                                              INDIVIDUAL GRANTS                                   VALUE
                                        ---------------------------------------------------------------       -------------
                                                          PERCENT OF
                                         NUMBER OF           TOTAL
                                         SECURITIES      OPTIONS/SARS
                                         UNDERLYING       GRANTED TO       EXERCISE OR                         GRANT DATE
                                        OPTIONS/SARS     EMPLOYEES IN       BASE PRICE       EXPIRATION       PRESENT VALUE
        NAME                            GRANTED (#)       FISCAL YEAR         ($/SH)            DATE            ($) (1)
        ----                            -----------       -----------         ------            ----            -------
Michael S. Anderson                        75,000            7.8%             24.12            3/31/11          $418,219

Jerald J. Wenker                           30,000            3.1%             16.79            11/1/15          $173,638

Jerald J. Wenker                           10,000            1.0%             16.75            6/30/15           $56,681

-------------------------

(1) This estimate of value was developed solely for the purpose of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to predict future prices of the Company's Class A Common Stock. This estimate was developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Item 402(c) of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: volatility of .46 and dividend yield of 0%, both based on the actual history since 1999 for the underlying Class A Common Stock; risk-free rate of return of 4.21% based on a five-year treasury rate and time of exercise of three to five years, being the term of the option grants; and a 12% discount for lack of marketability.

The following tables list certain information concerning option exercises and option holdings as of the end of fiscal 2006 of options held by the named executive officers to acquire shares of Class A Common Stock and Class B Common Stock.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                   FISCAL YEAR-END OPTIONS VALUES (CLASS A COMMON STOCK)

                                                                                        NUMBER OF
                                                                                       SECURITIES
                                                                                       UNDERLYING
                                                                                       UNEXERCISED      VALUE OF UNEXERCISED
                                                                                    OPTIONS AT FISCAL   IN-THE-MONEY OPTIONS
                                                                                      YEAR-END (#)       AT FISCAL YEAR-END
                                          SHARES ACQUIRED ON     VALUE REALIZED        EXERCISABLE/        ($) EXERCISABLE/
      NAME                                   EXERCISE (#)             ($)             UNEXERCISABLE      UNEXERCISABLE (1)
      ----                                   ------------             ---             -------------      -----------------
Marc S. Hermelin                                    ---                $---              250,000/---        $757,500/---

Michael S. Anderson                                 ---                $---            19,375/64,000         $71,631/$7,480

Jerald J. Wenker                                    ---                $---            16,000/84,000       $51,800/$354,000

-------------------------
(1) The monetary value used in this calculation is $24.12 per share, the fair market value of the stock as of March 31, 2006.



                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                   FISCAL YEAR-END OPTIONS VALUES (CLASS B COMMON STOCK)

                                                                                        NUMBER OF
                                                                                       SECURITIES
                                                                                       UNDERLYING
                                                                                       UNEXERCISED      VALUE OF UNEXERCISED
                                                                                    OPTIONS AT FISCAL   IN-THE-MONEY OPTIONS
                                                                                      YEAR-END (#)       AT FISCAL YEAR-END
                                          SHARES ACQUIRED ON      VALUE REALIZED       EXERCISABLE/       ($) EXERCISABLE/
      NAME                                    EXERCISE (#)             ($)            UNEXERCISABLE      UNEXERCISABLE (1)
      ----                                    ------------             ---            -------------      -----------------
Marc S. Hermelin                                    ---                $---               96,450/---      $1,118,531/---

-------------------------
(1) The monetary value used in this calculation is $24.10 per share, the fair market value of the stock as of March 31, 2006.


            EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

         The Company has an employment agreement with Marc S. Hermelin, Vice Chairman and Chief Executive Officer, that commenced in 1996 and was extended in November 2004 through March 2010, and automatically renews for successive 12-month periods. Mr. Hermelin initially received base compensation of $593,068, increasing annually by the greater of the consumer price index (CPI) or 8%. Mr. Hermelin is insured under life insurance policies for which the premium is to be repaid to the Company out of policy proceeds. In addition, Mr. Hermelin is entitled to receive an incentive bonus decreasing from 7% to 4% of net income based on a formula related to the Company's net income levels. In the event of voluntary termination of full-time employment prior to age 65, the agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his base salary, bonus and additional payments for services in excess of the minimum.

         Upon retirement, the agreement provides for consulting services and retirement benefits, each equaling a maximum of 30% of average base salary/bonus, adjusted annually by the greater of CPI or 8% for the longer of 10 years or life, except that in the event of Mr. Hermelin's death prior to retirement, these benefits will be paid to his beneficiaries for a period of 10 years.

         In the event of his termination other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary, or, if voluntary termination, Mr. Hermelin, may elect the consulting services described in the preceding paragraph. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2.5 times his base salary, acceleration of stock options and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

OTHER OFFICERS

         Consistent with the Board of Directors' executive compensation program, (1) Michael S. Anderson has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance; (2) Jerald
J. Wenker has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance; (3) Gerald R. Mitchell has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance; and (4) Raymond F. Chiostri has an employment agreement (through March 31, 2008, with automatic renewal for successive two-year periods) providing base compensation and an incentive bonus based on performance.

                        COMPENSATION COMMITTEE REPORT

         Prior to formation of the Compensation Committee in June 2004, the full Board of Directors reviewed the Company's executive compensation philosophy and guiding principles and evaluated its plans and policies against current and emerging competitive practices, legal and regulatory developments and corporate governance trends. The purpose of the review was to provide assurance that in light of the changing corporate environment, the Company's compensation programs would continue to help attract and retain the talent necessary to foster strong sales growth, long-term financial performance and shareholder returns.

         The Company's executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation for executive officers other than the Chief Executive Officer are: (1) salary, which is based on the individual's overall experience, Company tenure, level of responsibility and the general and industry-specific business environment; (2) cash earned incentives, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives; and (3) stock option grants, intended to align management's interest in the Company's long-term success with the interests of the Company's stockholders. The size of individual awards is dependent upon the executive officer's position, salary, number of vested options and both past and expected future contributions to the Company. The above-described criteria are applied to each executive officer subjectively, based upon the Compensation Committee's perception of each executive officer's performance and value to the Company.

         In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefit packages offered to all employees with appropriate executive benefits, sometimes including car allowances and additional insurance coverage.

         The Chief Executive Officer's compensation is based upon evaluation of the Chief Executive Officer's performance relative to shareholder return, the compensation received by chief executive officers at similarly situated companies and historical performance of the Chief Executive Officer.

         In fulfilling its responsibilities, the Compensation Committee reviewed the compensation programs for all executive officers. These reviews included examination and evaluation for each executive of the following:

                  o  Performance reviews;

                  o  Current and proposed salaries; and

                  o  Incentive plans and stock options.

         Other matters covered in the Committee meetings included reviews of newly-hired senior level employees during the year, certain key employees and Executive Officers Succession Planning for each Executive Officer.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation exceeding $1 million paid to the Chief Executive Officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to such officers.



                                       Respectfully submitted,

                                       THE COMPENSATION COMMITTEE OF THE
                                       BOARD OF DIRECTORS OF K-V
                                       PHARMACEUTICAL COMPANY
                                       David A. Van Vliet, Chairman
                                       Norman D. Schellenger, Member


 NOTWITHSTANDING ANYTHING SET FORTH IN ANY OF OUR PREVIOUS FILINGS UNDER THE
  SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT
    INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE
      OR IN PART, THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED
                      BY REFERENCE IN ANY SUCH FILINGS.

                           AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee's Charter was most recently revised and approved by the Board of Directors on June 9, 2004. A copy of the Charter was attached to the 2004 Proxy Statement as Attachment A.
                            ------------

         In fulfilling its oversight responsibilities with respect to the consolidated financial statements for the fiscal year ended March 31, 2006, the Audit Committee, among other things, has:

(a) reviewed and discussed with management the Company's consolidated audited financial statements as of and for the fiscal year ended March 31, 2006, including a discussion of the quality and acceptability of the Company's financial reporting and internal controls;

(b) discussed with the Company's independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under professional standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

(c) received and reviewed the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standard Board, discussed with the independent registered public accounting firm its independence and considered the compatibility of non-audit services with the independent registered public accounting firm's independence; and

(d) discussed with the Company's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits.

         The Audit Committee met with the Company's internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2006.

                                       Respectfully submitted,

                                       THE AUDIT COMMITTEE OF THE BOARD OF
                                       DIRECTORS OF K-V PHARMACEUTICAL
                                       COMPANY
                                       Kevin S. Carlie, Chairman
                                       Norman D. Schellenger, Member
                                       Terry B. Hatfield, Member


 NOTWITHSTANDING ANYTHING SET FORTH IN ANY OF OUR PREVIOUS FILINGS UNDER THE
  SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT
    INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE
            OR IN PART, THE PRECEDING REPORT SHALL NOT BE DEEMED
               INCORPORATED BY REFERENCE IN ANY SUCH FILINGS.

                           COMPARISON OF FIVE YEAR
                           CUMULATIVE TOTAL RETURN

         Set forth below is a line-graph presentation comparing cumulative stockholder returns for the last five fiscal years on an indexed basis with the NYSE Composite Index and the S&P Pharmaceuticals Index, a nationally recognized industry standard index. The graph assumes the investment of $100 in Company Class A and Class B Common Stock, the NYSE Composite Index, and the S&P Pharmaceuticals Index on March 31, 2001, and reinvestment of all dividends. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph below.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
            AMONG K-V PHARMACEUTICAL COMPANY, THE NYSE COMPOSITE
                                    INDEX
                      AND THE S&P PHARMACEUTICALS INDEX


                                  [Graph]


KV



*$100 invested on 3/31/01 in stock or index including reinvestment of dividends.
Fiscal year ended March 31.


                                                              CUMULATIVE TOTAL RETURN
                                                              -----------------------
                                     3/01         3/02           3/03         3/04         3/05         3/06
                                     ----         ----           ----         ----         ----         ----
K-V PHARMACEUTICAL COMPANY           100.0       153.81           91.7       194.26       177.68       183.95
NYSE COMPOSITE                       100.0        96.33          69.94         99.9       112.31       133.95
S&P PHARMACEUTICALS                  100.0       100.26          80.88        85.03        81.19        82.12

   NOTWITHSTANDING ANYTHING SET FORTH IN ANY OF OUR PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT
    INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE
            OR IN PART, THE PRECEDING REPORT SHALL NOT BE DEEMED
               INCORPORATED BY REFERENCE IN ANY SUCH FILINGS.

                 PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending March 31, 2007. On August 17, 2004, the Company engaged KPMG LLP as its independent registered public accounting firm. The engagement was approved by the Audit Committee of the Company's Board of Directors.

         A proposal will be presented at the Annual Meeting to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company's Bylaws, as amended, nor its other governing documents or law require stockholder ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

         The Audit Committee and the Company have policies in place to ensure that its independent registered public accounting firm is only engaged to provide other permitted services when it is believed that such firm is the most qualified service provider, and the services do not conflict with the role of the Company's independent registered public accounting firm as the Company's independent registered public accounting firm. The Company does not at this time intend to engage its independent registered public accounting firm for fiscal 2006 for any services that are not audit or tax related. The Audit Committee and the Company also have policies in place covering rotation of key audit personnel and a prohibition on hiring personnel who have been engaged on the Company's audit.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
            RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT
                     REGISTERED PUBLIC ACCOUNTING FIRM.

         If the proposal is defeated, the Audit Committee will consider the retention of KPMG LLP and take appropriate actions as deemed necessary.

        FEES BILLED BY INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRMS

         The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by KPMG LLP, the Company's current independent registered public accounting firm, for the fiscal years ended March 31, 2006 and March 31, 2005, respectively:

                                         MARCH 31, 2006       MARCH 31, 2005
                                         --------------       --------------
Audit Fees (1)                              $600,000          $    1,026,315
Audit-Related Fees (2)                            --                  34,800

     Total Fees                             $600,000          $    1,061,115
                                            =========         ==============

---------------

(1) Includes fees for professional services rendered in connection with the audit of our consolidated financial statements and internal control over financial reporting and the review of consolidated financial statements included in our Forms 10-Q for the related annual period.
(2)      Includes fees for services associated with 401(k) Plan audits.

PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services provided to the Company by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting. The Audit Committee approved all audit and non-audit services provided by the independent registered public accounting firm for fiscal 2006. The Audit Committee, after review and discussion with KPMG LLP of the Company's pre-approval policies and procedures, determined that the provision of these services in accordance with such policies and procedures was compatible with maintaining KPMG LLP's independence.

                                ANNUAL REPORT

         The Annual Report of the Company for fiscal 2006 accompanies this Notice of Annual Meeting and Proxy Statement.

                    FUTURE PROPOSALS OF SECURITY HOLDERS

         Proposals of stockholders and nominations for directors intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company's Assistant Secretary no later than March 29, 2007 for consideration and inclusion in the proxy statement and proxy card for that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

         Stockholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2007 Annual Meeting of Stockholders only if written notice of the proposal is received by the Company's Assistant Secretary no later than May 31, 2007. Such notice must include a description of the proposed business and the reasons therefore. The Board of Directors or the presiding officer at the 2007 Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for stockholder action in accordance with applicable law. These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in the Company's proxy statement. All proposals should be addressed to the Assistant Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, 63144.

                  COMMUNICATION WITH THE BOARD OF DIRECTORS

         A stockholder who wishes to communicate with our Board of Directors, specific individual directors or the independent directors as a group may do so by directing a written request addressed to such director(s) in care of the Assistant Secretary at the address appearing on the first page of this proxy statement (or via e-mail through our website at http//:www.kvph.com). Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be, with the Assistant Secretary having the authority to screen-out inappropriate communications.

                          HOUSEHOLDING OF MATERIALS

         In some instances, only one copy of this proxy statement or annual report is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (314) 645-6600 or send a written request to K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, 63144, Attention:
Assistant Secretary. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

                               OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE ASSISTANT SECRETARY, K-V PHARMACEUTICAL COMPANY, 2503 SOUTH HANLEY ROAD, ST. LOUIS, MISSOURI 63144. STOCKHOLDERS MAY ALSO ACCESS THE FORM 10-K AND THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMPANY'S WEBSITE AT http://www.kvph.com.


                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        RONALD J. KANTERMAN
                                        Assistant Secretary

St. Louis, Missouri
June 23, 2006

                                  P R O X Y
                            (CLASS A SHAREHOLDER)



              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         K-V PHARMACEUTICAL COMPANY
                      2006 ANNUAL SHAREHOLDERS' MEETING



         The undersigned shareholder of CLASS A COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints MARC S. HERMELIN and GERALD R. MITCHELL, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Friday, August 4, 2006, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF THREE CLASS B DIRECTORS:

   / /  FOR all three nominees     / /  WITHHOLD AUTHORITY
        listed below                    to vote for all three nominees
                                        listed below

                              DAVID S. HERMELIN
                             JONATHON E. KILLMER
                             GERALD R. MITCHELL


INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

-------------------------------------------------------------------------------

2. RATIFICATION OF ENGAGEMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                     FOR / /   AGAINST / /   ABSTAIN / /

3. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1 AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL NO. 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated June 23, 2006.

                    Dated:                  , 2006
                          ------------------


                                  ---------------------------------------
                                  Signature


                                  ---------------------------------------
                                  Signature


                                  ---------------------------------------
                                  Signature

                                  Please sign name(s) exactly as it
                                  appears on this proxy. In the case of
                                  joint holders all should sign. If
                                  executed by a corporation, the proxy
                                  should be signed by a duly authorized
                                  officer. If executed by a partnership,
                                  this proxy should be signed by an
                                  authorized partner. Executors,
                                  administrators and trustees should so
                                  indicate when signing.

                                  P R O X Y
                            (CLASS B SHAREHOLDER)



              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         K-V PHARMACEUTICAL COMPANY
                      2006 ANNUAL SHAREHOLDERS' MEETING



         The undersigned shareholder of CLASS B COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints MARC S. HERMELIN and GERALD R. MITCHELL, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Friday, August 4, 2006, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF THREE CLASS B DIRECTORS:

   / /  FOR all three nominees     / /  WITHHOLD AUTHORITY
        listed below                    to vote for all three nominees
                                        listed below

                              DAVID S. HERMELIN
                             JONATHON E. KILLMER
                             GERALD R. MITCHELL


INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

-------------------------------------------------------------------------------

2. RATIFICATION OF ENGAGEMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                     FOR / /   AGAINST / /   ABSTAIN / /


3. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1 AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL NO. 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated June 23, 2006.

                    Dated:                  , 2006
                          ------------------


                                  ---------------------------------------
                                  Signature


                                  ---------------------------------------
                                  Signature


                                  ---------------------------------------
                                  Signature

                                  Please sign name(s) exactly as it
                                  appears on this proxy. In the case of
                                  joint holders all should sign. If
                                  executed by a corporation, the proxy
                                  should be signed by a duly authorized
                                  officer. If executed by a partnership,
                                  this proxy should be signed by an
                                  authorized partner. Executors,
                                  administrators and trustees should so
                                  indicate when signing.

                                  APPENDIX

Page 25 of the proxy statement contains a graph. The information contained within the graph is presented in a tabular format immediately following the graph.